EXHIBIT 10.5

Dated as of March 15, 2006

Stoneleigh Partners Acquisition Corp.
555 Fifth Avenue
New York, New York 10017

HCFP/Brenner Securities LLC
888 Seventh Avenue, 17th Floor
New York, New York 10106

Re: Initial Public Offering

Ladies and Gentlemen:

The undersigned officer, director and security holder of Stoneleigh Partners Acquisition Corp. (the “Company”), in consideration of HCFP/Brenner Securities LLC’s ("Brenner") willingness to underwrite an initial public offering of the securities of the Company (the “IPO”) and embarking on the IPO process, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 10 hereof):

1.  In the event that the Company fails to consummate a Business Combination within 24 months from the effective date (“Effective Date”) of the registration statement relating to the IPO, the undersigned will take all reasonable actions within his power to (i) cause the Trust Fund to be liquidated and distributed to the holders of the shares of Class B common stock sold in the Company’s IPO, (ii) to cause the Company to dissolve as soon as reasonably practicable and (iii) vote his shares in favor of any plan of dissolution and distribution recommended by the Company's board of directors. In addition, if a proxy statement seeking the approval of the Company’s Class B stockholders for a business combination has not been filed prior to 22 months from the date of the completion of the IPO, the undersigned shall, as a member of the board of directors, prior to such date, cause the board to convene, adopt and recommend to the Company’s Class B stockholders and common stockholders, voting as a class, a plan of dissolution and distribution, and on such date cause the Company to file a proxy statement with the SEC seeking Class B stockholder and common stockholder approval, voting as a single class, for such plan. Alternatively, if a proxy statement seeking the approval of the Class B stockholders for a business combination has been filed prior to 22 months from the date of completion of the IPO, but such business combination has not been completed, the undersigned shall, as a member of the Company’s board of directors, promptly, but in no event more than 30 days following the end of the 24th month, convene, adopt and recommend to the Company’s Class B stockholders and common stockholders, a plan of dissolution and distribution. The undersigned waives any and all right, title, interest or claim of any kind in or to any distribution of the Trust Fund as a result of such liquidation with respect to his Insider Securities (each a "Claim") and hereby waives any Claim he may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Fund for any reason whatsoever.

2.  In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, any suitable opportunity to acquire an operating business, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Trust Fund or until such time as the undersigned ceases to be an officer or director of the Company, subject to any pre-existing fiduciary obligations the undersigned might have.

3.  The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to Brenner that the business combination is fair to the Company’s stockholders from a financial perspective.

Stoneleigh Partners Acquisition Corp.
HCFP/Brenner Securities LLC
March 15, 2006

4.  Neither the undersigned, any member of the family of the undersigned, nor any affiliate (“Affiliate”) of the undersigned will be entitled to receive and will not accept any compensation or fees of any kind, including finder’s and consulting fees, prior to, or for services they rendered in order to effectuate, the Business Combination. The undersigned shall also be entitled to reimbursement from the Company for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

5.  Neither the undersigned, any member of the family of the undersigned, or any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

6.  The undersigned agrees not to sell any of his Insider Securities until the Company's completion of a Business Combination.

7.  The undersigned agrees to serve as a Director of the Company until the earlier of the consummation by the Company of a Business Combination or the distribution of the Trust Fund. The undersigned’s biographical information furnished to the Company and Brenner and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933. The undersigned’s Questionnaire furnished to the Company and Brenner and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

(a)  he is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b)  he has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

(c)  he has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

8.  The undersigned has full right and power, without violating any agreement by which he is bound, to enter into this letter agreement and to serve as a Director of the Company.

Stoneleigh Partners Acquisition Corp.
HCFP/Brenner Securities LLC
March 15, 2006

9.  The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to Brenner and its legal representatives or agents (including any investigative search firm retained by Brenner) any information they may have about the undersigned’s background and finances (“Information”). Neither Brenner nor its agents shall be violating my right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection. Brenner shall only use such Information for the limited purpose of reviewing the history and background of the undersigned in connection with his position as an officer, director or securityholder of the Company and shall keep such Information confidential and shall use its best efforts to cause any of its employees and other authorized persons, who have access to such Information, to observe the same restrictions described herein.

10.  As used herein, (i) a “Business Combination” shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of an operating business selected by the Company; (ii) “Insiders” shall mean all officers, directors and securityholders of the Company immediately prior to the IPO; (iii) “Insider Securities” shall mean all of the shares of common stock, Class W Warrants and Class Z Warrants (and all shares of common stock underlying such securities) of the Company owned by an Insider prior to the IPO; and (iv) “Trust Fund” shall mean that portion of the net proceeds of the IPO placed in trust for the benefit of the holders of the shares of Class B common stock issued in the Company’s IPO as contemplated by the Company's prospectus relating to the IPO.

Michael Clayton
Print Name of Insider

/s/ Michael Clayton

Signature

EXHIBIT A

Michael Clayton has been a member of our Board of Directors since March 2006. Since August 2005, Mr. Clayton has been a Principal and Managing Director of ACM Capital, an acquisition evaluation, advisory, and private equity firm. From April 2002 through November 2005, Mr. Clayton served as President of PLM Transportation Equipment Corp., a former subsidiary of PLM International. From May 2001 to April 2002, Mr. Clayton was a Principal of Highland Capital, a financial services and asset management firm. From 1997 to May 2001, Mr. Clayton served as Senior Vice President, Global Operations and Development, and was a member of the Executive Committee of GATX Corporation, a New York Stock Exchange listed lessor of freight and tank cars. Prior to joining GATX, Mr. Clayton had over 30 years of additional experience in various capacities. Mr. Clayton was a Senior Vice President - Original Equipment and International Operations (1992-1995) and Vice President - International Operations (1991-1992) of Fel Pro, Inc., a company engaged in the manufacturing and distribution of automotive engine components to original equipment manufacturers and after-market sectors. From 1979-1991, Mr. Clayton served in several capacities at Navistar International Corp., a producer of trucks and diesel engines. Mr. Clayton currently serves on the Board of Directors of Andy Frain and Associates, a commercial security and crowd management company and Coreblox, Inc., a hosted website IT support company. He is a Fellow of Leadership Greater Chicago and recipient of the Urban League's annual service award. Mr. Clayton received a B.A. from Illinois Institute of Technology and an M.B.A. from the University of Chicago.

EXHIBIT B

Intentionally Omitted